UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2014

ALION SCIENCE AND TECHNOLOGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-89756	54-2061691
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1750 Tysons Boulevard

Suite 1300

McLean, VA 22102

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (703) 918-4480

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on March 22, 2010, Alion Science and Technology Corporation (the “Company” or “Alion”) entered into a revolving credit agreement (the “Existing Revolving Credit Agreement”) among Credit Suisse AG, as administrative agent, lenders party thereto from time to time and certain of Alion’s subsidiaries. The Existing Revolving Credit Agreement financial statement covenant requires delivery of an audit opinion without a “going concern” explanatory note or any similar qualification or exception and without any qualification or exception as to the scope of such audit.  As previously disclosed, effective as of December 12, 2013, in anticipation of a potential covenant breach resulting from the Company’s receipt of an audit opinion with respect to its 2013 fiscal year end financial statements that would include a “going concern” explanatory note, the Existing Revolving Credit Agreement lenders agreed initially to waive the potential breach of the Existing Revolving Credit Agreement which would have resulted, absent the waiver, from receiving the audit opinion with the going concern explanatory note. Alion paid no fee for this initial waiver.  Effective as of December 21, 2013, Alion and the Existing Revolving Credit Agreement lenders amended the waiver agreement to waive the potential breach of the Existing Revolving Credit Agreement through February 21, 2014.  Alion paid no fee for the waiver effective through February 21, 2014.  As previously disclosed, effective as of February 21, 2014, the Existing Revolving Credit Agreement lenders agreed to extend the effective period for the waiver through and including March 31, 2014.  The Company paid a $175,000 fee to extend the waiver through March 31, 2014 and, pursuant to the terms of the February 21, 2014 waiver agreement, the Company paid the Existing Revolving Credit Agreement lenders an additional $175,000 fee because the Existing Revolving Credit Agreement was not refinanced by March 23, 2014.  Effective March 31, 2014, the Existing Revolving Credit Agreement lenders agreed to further extend the effective period for this waiver through and including April 30, 2014 (the “Waiver”), and the Company paid a fee in connection with the Waiver.

A copy of the Waiver is attached to this Current Report on Form 8-K as Exhibit 10.39, and it is incorporated by reference as if it were fully set forth herein. The foregoing summary description of the Waiver is not complete, and it is qualified in its entirety by the complete text of the Waiver.

Item 7.01 Regulation FD Disclosure.

The Company disclosed the following information.

On March 28, 2014, the Company amended the Alion Science and Technology Corporation Employee, Savings and Investment Plan (the “Plan”) by adopting the Fourth Amendment to the Plan dated as of March 28, 2014 (the “Amendment”).  As previously disclosed, on December 24, 2013 the Company entered into an agreement (together with the exhibits attached to the agreement, the “Refinancing Support Agreement”) with ASOF II Investments, LLC  and Phoenix Investment Adviser LLC, which was amended on February 13, 2014, setting forth terms concerning potential transactions to refinance the Company’s indebtedness (the “Refinancing Transactions”). Because the final terms of all of the Refinancing Transactions are not known yet, the ESOP Committee (as defined in the Plan) and the Trustee (as defined in the Plan) decided to delay the regularly scheduled March 31, 2014 valuation of Alion’s common stock and the transfer of employee deferral, transfer and eligible rollover dollars directed for investment in the Plan, and the corresponding sale of shares of the Company’s common stock to the ESOP Trust (as defined in the Plan), until the refinancing process is completed.

A copy of the Amendment is attached to this Current Report on Form 8-K as Exhibit 4.12, and it is incorporated by reference as if it were fully set forth herein. The foregoing summary description of the Amendment is not complete, and it is qualified in its entirety by the complete text of the Amendment.

This Form 8-K does not constitute an offer to sell any securities or the solicitation of an offer to exchange (the “Exchange Offer”) any of the Company’s outstanding 10.25% senior notes due 2015 (the “Existing Unsecured Notes”) or any other security, nor shall there be any sale or exchange of any securities in any state or other jurisdiction in which such offer, solicitation or sale or exchange would be unlawful prior to the registration or qualification of any such securities or offer under the securities laws of any such state or other jurisdiction. The Exchange Offer will be made only through a registration statement under the Securities Act of 1933, as amended, and related materials.

The Company has filed a registration statement on Form S-1 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the Exchange Offer, but it has not yet been declared effective by the SEC. Security holders and investors are urged to read the Registration Statement and any amendments to the Registration Statement because they contain important information regarding the contemplated Exchange Offer. Security holders and investors are able to obtain copies of any documents filed with the SEC regarding the Exchange Offer, free of charge, at the SEC’s website (www.sec.gov), at the Company’s website (www.alionscience.com) or by contacting Alion Science and Technology Corporation, 1750 Tysons Boulevard, Suite 1300, McLean, Virginia 22102, (703) 918-4480, Attention: General Counsel.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits
	No.	Description
	4.12	Fourth Amendment dated as of March 28, 2014 to Alion Science and Technology Corporation Employee Ownership, Savings and Investment Plan (As Amended and Restated Effective October 1, 2011).

10.39

Amendment No. 3 to Amendment No. 5 and Waiver dated effective as of March 31, 2014, by and among the Company, the lenders party thereto (the “Lenders”), Credit Suisse AG, Cayman Islands Branch, as administrative agent (in such capacity, the “Administrative Agent”), Alion—CATI Corporation, Alion—METI Corporation, Alion—JJMA Corporation, Alion—BMH Corporation, Washington Consulting, Inc., Alion—MA&D Corporation, Alion—IPS Corporation, Alion International Corporation, and Washington Consulting Government Services, Inc., related to the Credit Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 3, 2014	ALION SCIENCE AND TECHNOLOGY CORPORATION

	By:	/s/ Barry Broadus
		Name:	Barry M. Broadus
		Title:	Chief Financial Officer

EXHIBIT INDEX

No.	Description
4.12	Fourth Amendment dated as of March 28, 2014 to Alion Science and Technology Corporation Employee Ownership, Savings and Investment Plan (As Amended and Restated Effective October 1, 2011).

10.39

Amendment No. 3 to Amendment No. 5 and Waiver dated effective as of March 31, 2014, by and among the Company, the lenders party thereto (the “Lenders”), Credit Suisse AG, Cayman Islands Branch, as administrative agent (in such capacity, the “Administrative Agent”), Alion—CATI Corporation, Alion—METI Corporation, Alion—JJMA Corporation, Alion—BMH Corporation, Washington Consulting, Inc., Alion—MA&D Corporation, Alion—IPS Corporation, Alion International Corporation, and Washington Consulting Government Services, Inc., related to the Credit Agreement.